                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 7, 1999
                                                ----------------------

                            VINTAGE PETROLEUM, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                 1-10578                73-1182669
 ---------------         ----------------         ------------------
 (State or other         (Commission File           (IRS Employer
 jurisdiction of           Number)                 Identification No.)
 incorporation)


110 West Seventh Street, Tulsa, Oklahoma              74119
----------------------------------------            ------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (918) 592-0101
                                                   ------------------


                   4200 One Williams Center, Tulsa, Oklahoma 74172
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         A copy of the Registrant's press release dated September 7, 1999, is attached as an exhibit hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

              99 Press release dated September 7, 1999, issued by the
            Registrant.



                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VINTAGE PETROLEUM, INC.



Date: September 8, 1999                      By: /s/ Michael F. Meimerstorf
                                                 -----------------------------
                                                 Michael F. Meimerstorf
                                                 Vice President and Controller

                                 Exhibit Index



Exhibit
Number                                   Description
------              ---------------------------------------------------

99 Press release dated September 7, 1999, issued by the Registrant.